ALPS SERIES TRUST

Cognios Market Neutral Large Cap Fund

(the “Fund”)

Supplement dated February 23, 2018

to the

Prospectus and Statement of Additional Information dated January 29, 2018

*** IMPORTANT NOTICE REGARDING PROPOSED FUND REORGANIZATION ***

Based on a recommendation by Cognios Capital, LLC, the adviser to the Fund (“Cognios Capital”), the Board of Trustees of the Trust has approved a proposed reorganization (the “Reorganization”) of the Fund into an identically named, newly created series of M3Sixty Funds Trust (the “New Fund”), subject to the approval of the shareholders of the Fund.

To accomplish the Reorganization, the Board approved a Plan of Reorganization (the “Plan”). The Plan provides for the acquisition of substantially all the assets of the Fund by the New Fund in exchange solely for shares of the New Fund, which would be distributed pro rata by the Fund to the holders of the shares in complete liquidation of the Fund. Shareholders of the Fund will become shareholders of the New Fund, receiving shares of the New Fund equal in value to the shares of the Fund held by the shareholders immediately prior to the Reorganization. The effect of the Reorganization will be that the Fund’s shareholders will become shareholders of the New Fund. The Reorganization is intended to qualify as a tax-free transaction for federal income tax purposes.

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The Trust will hold a shareholder meeting on or about May 4, 2018, as may be adjourned, at which shareholders of the Fund as of February 26, 2018 will be asked to consider and vote on the Plan. If shareholders of the Fund approve the Reorganization, the Reorganization is expected to take effect in the second quarter of 2018.

Shareholders of the Fund will receive a combined prospectus/proxy statement with additional information about the shareholder meeting, the proposed Reorganization and the New Fund. Please read the proxy materials carefully, as they will contain a more detailed description of the proposed Reorganization.

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You should read the combined prospectus/proxy statement when it is available because it contains important information. You will also be able to obtain free copies of the combined prospectus/proxy statement at the Securities and Exchange Commission website at www.sec.gov once the combined prospectus/proxy statements have been mailed. You can also obtain free copies of the Fund’s Prospectus and Statement of Additional Information, as well as the Funds’ Annual Report, by calling 1-855-254-6467, by writing ALPS Distributors, Inc. at ALPS Series Trust, P.O. Box 1920, Denver, CO 80201, or by visiting www.cogniosfunds.com.

The foregoing is not an offer to sell, nor is it a solicitation of an offer to buy, any shares of any Fund.

The participants in the proxy solicitation include ALPS Series Trust, Cognios Capital, and the Trustees of ALPS Series Trust.

Information regarding the Fund shares owned by Cognios, by certain Cognios employees and principals, and by each Trustee of the ALPS Series Trust can be found in the Fund’s Statement of Additional Information, which can be obtained by calling 1-855-254-6467, by writing ALPS Distributors, Inc. at ALPS Series Trust, P.O. Box 1920, Denver, CO 80201, or by visiting www.cogniosfunds.com.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE